UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________________________
FORM 8-K
_______________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 5, 2026
_______________________________________________________

Peloton Interactive, Inc.
(Exact name of Registrant as Specified in Its Charter)
_______________________________________________________

Delaware	001-39058	47-3533761
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

441 Ninth Avenue, Sixth Floor New York, New York		10001
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (929) 567-0006

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_______________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.000025 par value per share	PTON	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02.    Results of Operations and Financial Condition.
On February 5, 2026, Peloton Interactive, Inc. (“Peloton” or the “Company”) will hold a conference call regarding its financial results for the quarter ended December 31, 2025.
Peloton also issued a press release announcing its financial results for the quarterly period ended December 31, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Peloton is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of GAAP to non-GAAP results is provided in the press release, as attached to this Current Report on Form 8-K.

Peloton uses its Investor Relations website (https://investor.onepeloton.com/investor-relations) and Press Newsroom (https://www.onepeloton.com/press) as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

The information furnished with Item 2.02 to this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CFO Departure
On February 5, 2026, the Company announced that Liz Coddington will step down from her position as Chief Financial Officer (“CFO”), effective March 27, 2026, to pursue an external opportunity. Ms. Coddington’s departure is not the result of any disagreements or issues relating to financial disclosures or accounting matters.
Ms. Coddington will not receive any severance payments or benefits under the Company’s Severance and Change in Control Plan in connection with her departure. The Company has begun the process of identifying a successor to Ms. Coddington and will conduct a comprehensive search.
Item 7.01.     Regulation FD Disclosure.

On February 5, 2026, the Company issued a press release announcing the CFO departure described in this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.2 and incorporated herein by reference.

The information contained or incorporated in this Item 7.01, including Exhibit 99.2, is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated February 5, 2026
99.2	Press Release Announcing Leadership Update, dated February 5, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PELOTON INTERACTIVE, INC.

Date: February 5, 2026	By:	/s/ Peter Stern
Peter Stern
Chief Executive Officer